UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2003

AUTOIMMUNE INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE	0-20948	13-348-9062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1199 Main Street, Pasadena, CA	91103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 792-1235

Not Applicable

(Registrant’s name or former address, if change since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1*	Press Release dated May 14, 2003.

*–Furnished herewith

Item 9.    Regulation FD Disclosure.

The information contained in this Item 9 in this report on Form 8-K is being furnished pursuant to Item 12 “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216. The Company issued a press release on May 14, 2003 announcing its financial results for the quarter ended March 31, 2003, a copy of which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2003	AUTOIMMUNE INC.

	By:	/s/ HEATHER A. ELLERKAMP
Name: Heather A. Ellerkamp Title: Director of Finance and Treasurer